SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                 _______________________________

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 or 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934

                  _____________________________


Date of report (Date of earliest event reported) April 8, 1998
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                   PRINCETON VIDEO IMAGE, INC.
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       (Exact Name of Registrant as Specified in Charter)


       New Jersey           000-23415             22-3062052
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(State or Other Juris-     (Commission         (I.R.S. Employer
diction of Incorporation)  File Number)       Identification No.)



15 Princess Road, Lawrenceville, New Jersey             08648
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(Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code (609) 912-9400
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  (Former Name or Former Address, If Changed Since Last Report)


Item 5. Other Events.

     On April 8, 1998 the Registrant issued the following press release relating to Douglas J. Greenlaw stepping down as the President and Chief Executive Officer of the Registrant by the end of 1998:

"Princeton Video Image, Inc. Announces Search for New President and Chief Executive Officer

"-- Brown Williams, Chairman and Co-Founder to Co-Manage Company
With Douglas Greenlaw, Chief Executive Officer, Until Successor is
Chosen --

"LAWRENCEVILLE, N.J.--(BUSINESS WIRE)--April 8, 1998-- Princeton Video Image, Inc. (Nasdaq: PVII - news) today announced that Douglas J. Greenlaw, President and Chief Executive Officer, has informed the Board of Directors that he plans to step down as President and Chief Executive Officer of the Company by the end of 1998. Brown Williams, Chairman and Co-Founder of Princeton Video Image, will continue to co-manage the Company with Mr. Greenlaw until a successor is found. Mr. Williams previously held the position of chief executive officer of Princeton Video Image from July 1990 until January 1997. Mr. Greenlaw intends to remain as a member of the Board of Directors and a consultant to the Company.

"Mr. Greenlaw stated, 'Having helped our Chairman lead the Company through a series of critical milestones, I have decided at this point in my life to spend more quality time with my family. Consequently I have notified the Board of Directors of my desire to step down as President and Chief Executive Officer of Princeton Video Image by the end of 1998.'

"Brown Williams commented, 'Doug's leadership during the past year has been critical to the Company's present success. He has laid the groundwork for accelerated future progress. I am very pleased that Doug has agreed to stay on through a transition period and I look forward to working with him in the selection of a successor. With his intention to remain active with the Company as a member of the Board and as a consultant, we will all continue to benefit from his extensive insight and industry experience.'

"Princeton Video Image, Inc. developed and is marketing a real-time video insertion system that, through patented pattern recognition technology places computer-generated electronic images into television broadcasts of sporting and other events. These electronic images can range from simple corporate names or logos to sophisticated, 3-D images and animated effects.

"Any statements contained in this press release that relate to future plans, events or performance are forward-looking statements that involve risks and uncertainties including, but not limited to, those relating to market acceptance, dependence on strategic partners and third party sales, contractual restraints on use of the Company's technology, a rapidly changing commercial and technological environment, competition, possible adverse regulations, need for additional financing, intellectual property rights and litigation, and other risks identified in the Company's filings with the Securities and Exchange Commission. Actual results, events or performance may differ materially. The company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events."

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Princeton Video Image, Inc.


                              By: /s/ Brown F Williams
                                  -------------------------------
                                  Brown F Williams
                                  Chairman of the Board


Date: April 23, 1998